                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                        National Presto Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                     PRESTO(R)
                                     ------


                                    NOTICE OF
                                     ANNUAL
                                    MEETING
                                      AND
                                     PROXY
                                    STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 2002



                           Please sign and return the
                         enclosed proxy card promptly.

                        NATIONAL PRESTO INDUSTRIES, INC.
                           EAU CLAIRE, WISCONSIN 54703

                        NATIONAL PRESTO INDUSTRIES, INC.
                          EAU CLAIRE, WISCONSIN 54703
                                 APRIL 5, 2002

Dear Shareholder:

     Enclosed with this letter you will find the notice of our Annual Meeting of Stockholders, which will be held at our offices in Eau Claire on May 21, 2002.

     We sincerely hope that you will be able to be present to meet the management of your company, see the new products that will be displayed at the meeting and cast your vote for the election of directors. If, however, you find that you are unable to attend the meeting in person, we urge that you participate by voting your stock by proxy. You may cast your vote by signing and returning the enclosed proxy card.

     On March 27, 2002, we mailed you our annual report for 2001, which contained a description of our business and also included audited financial statements for that year. Enclosed with this letter is a proxy statement which contains information regarding the annual meeting and the business to be conducted thereat.

     We are always pleased to hear from our shareholders, and if you cannot be present in person at the meeting, we would be happy to have your letters expressing your viewpoints on our products and business or to answer any questions that you might have regarding your company.



                                  /s/ Maryjo Cohen
                        Chair of the Board and President

                        NATIONAL PRESTO INDUSTRIES, INC.
                           3925 NORTH HASTINGS WAY
                          EAU CLAIRE, WISCONSIN 54703

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF NATIONAL PRESTO INDUSTRIES, INC.:

     The Annual Meeting of Stockholders of National Presto Industries, Inc., will be held at the offices of the Company, 3925 North Hastings Way, Eau Claire, Wisconsin 54703, on Tuesday, May 21, 2002, at 2:00 p.m., for the following purposes:

     (a) to elect two directors for three year terms ending in 2005 and until their successors are elected, and

     (b) to transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 13, 2002, will be entitled to vote at the meeting and any adjournment thereof.




                                                        James F. Bartl
                                                        Secretary

April 5, 2002

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED ENVELOPE IN RETURNING YOUR PROXY.

                        NATIONAL PRESTO INDUSTRIES, INC.
                            3925 NORTH HASTINGS WAY
                              EAU CLAIRE, WI 54703

                                 PROXY STATEMENT

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2002

     The accompanying proxy is solicited by the Board of Directors of National Presto Industries, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held May 21, 2002 (the "Annual Meeting"), and any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and at any adjournment thereof. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting of a stockholder who has signed a proxy does not alone revoke that proxy; the proxy may be revoked by a later dated proxy or notice to the Secretary at the meeting.

     At the Annual Meeting stockholders will be asked to:

          (a) elect two directors for three year terms ending in 2005 and until their successors are elected, and

          (b) transact such other business as may properly come before the meeting.

     Only stockholders of record as of the close of business on March 13, 2002, will be entitled to vote at the Annual Meeting. The presence in person or by proxy of holders of a majority of the shares of stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and proxies submitted by brokers who do not have authority to vote on certain matters will be considered "present" at the Annual Meeting for purposes of determining a quorum. The approximate date on which this proxy statement and form of proxy were first mailed to stockholders is April 5, 2002.

     Directors are elected by a plurality of the votes cast, which means the individuals who receive the largest number of votes will be elected as directors up to the maximum number of directors to be chosen in the election. Therefore, shares voted as "withhold authority to vote" will have no effect on the election of directors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company has outstanding only common stock of which 6,836,588 shares were outstanding and entitled to vote as of the close of business on the record date, March 13, 2002. Each of the 6,836,588 outstanding shares of common stock is entitled to one vote and there is no cumulative voting.

     The following table sets forth information provided to the Company as to beneficial ownership of the Company's common stock, as of the record date by (i) the only shareholders known to the Company to hold 5% or more of such stock,
(ii) each of the directors and executives of the Company named in the Summary Compensation Table, and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.

                                              AMOUNT AND NATURE             PERCENT OF
BENEFICIAL OWNER                           OF BENEFICIAL OWNERSHIP         COMMON STOCK
----------------                         ----------------------------      ------------
Maryjo Cohen                                   1,993,524 (1)(2)                29.2%
3925 N. Hastings Way
Eau Claire, WI 54703

Melvin S. Cohen                                  433,476 (1)(3)                 6.3%
3925 N. Hastings Way
Eau Claire, WI 54703

Dimensional Fund Advisors, Inc.                  526,350 (4)                    7.7%
1299 Ocean Avenue
Santa Monica, CA 90401

James F. Bartl                                    45,560 (5)                     -- (6)
Donald E. Hoeschen                                   709                         -- (6)
Richard F. Anderl                                  1,652                         -- (6)
Michael J. O'Meara                                   100                         -- (6)
Richard N. Cardozo                                    --                         --
Patrick J. Quinn                                     200                         -- (6)
All officers and directors as a group          2,124,832 (7)                   31.1%
(12 persons)


(1) Includes 111,375 shares owned by the L.E. Phillips Family Foundation, Inc. (the "Phillips Foundation"), a private charitable foundation of which the named person is an officer and/or director and as such exercises shared voting and investment powers.

(Footnotes continued on next page.)

(2) Includes 1,669,664 shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Ms. Cohen has sole voting power, and 211,716 shares owned by pension trusts of the Company or affiliates, and private charitable foundations (other than the Phillips Foundation) and family member trusts of which Ms. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers.
(3) Includes 322,101 shares owned by pension trusts of the Company or affiliates, charitable trusts and private charitable foundations (other than the Phillips Foundation) of which Mr. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers. Does not include shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Mr. Cohen holds voting trust certificates. Pursuant to the voting trust, Mr. Cohen does not have the power to vote or dispose of such shares.
(4) Based on January 30, 2002, Schedule 13-G filing with the Securities and Exchange Commission.
(5) Includes 29,662 shares held by pension trusts of the Company or affiliates for which Mr. Bartl is a co-trustee and as such exercises shared voting and investment powers.
(6) Represents less than 1% of the outstanding shares of common stock of the Company.
(7) Includes options for 1,000 shares currently exercisable by four officers under the National Presto Industries, Inc. 1988 Stock Option Plan.


     The information contained in the foregoing footnotes is for explanatory purposes only, and the persons named in the foregoing table disclaim beneficial ownership of shares owned or held in trust for any other person, including family members, trusts, or other entities with which they may be associated. Stock ownership information contained in this Proxy Statement was obtained from the Company's shareholder records, filings with governmental authorities, or from the named directors and officers.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon a review of Forms 3, 4 and 5 and any amendments thereto pursuant to Section 16 of the Securities and Exchange Act of 1934, the Company believes all such forms were filed on a timely basis by reporting persons during the fiscal year ended December 31, 2001.

VOTING TRUST AGREEMENT

     The first two individual beneficial owners listed in the foregoing table, and eight other persons comprising extended family members and related trusts, have entered into a voting trust agreement with respect to the voting of an aggregate of 1,669,664 shares of common stock of the Company. The voting trust agreement will terminate on December 4, 2009, unless sooner terminated by the voting trustee or unanimous written consent of all the parties to the voting trust agreement, or unless extended by unanimous written consent by all parties to the agreement. The voting trustee under the agreement is Maryjo Cohen. Under the agreement, the voting trustee exercises all rights to vote the shares subject to the voting trust with respect to all matters presented for shareholder action.

                                   NOMINEES AND DIRECTORS

     Two directors are to be elected at the Annual Meeting for a term of three years. The Articles of Incorporation and the Bylaws of the Company provide for six directors, divided into three classes of two members each. At each annual meeting, successors of the class whose term of office expires in that year are elected for a three-year term. The two nominees who receive the highest number of votes will be elected directors of the Company for the three-year term commencing at the Annual Meeting. The Board of Directors propose as nominees Mr. James F. Bartl, Executive Vice President, Secretary and Resident Counsel of the Company, and Michael J. O'Meara, Chairman of the Board and Director of Peoples National Bank, Eau Claire, Wisconsin, whose terms expire at the meeting.

     Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named above. The Company believes that each nominee named above will be able to serve; but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

        The following table provides information as to the directors and nominees of the Company.

                                      PRINCIPAL OCCUPATION;                           DIRECTOR'S
                                        BUSINESS EXPERIENCE                 DIRECTOR   TERM TO
DIRECTOR                  AGE             PAST 5 YEARS                        SINCE    EXPIRE
--------                  ---         ---------------------                 --------   ------
James F. Bartl*           61          Executive Vice President,              1995       2002
                                      Secretary and Resident
                                      Counsel of the Company

Michael J. O'Meara*       51          Chairman of the Board                  1996       2002
                                      and Director, People's National
                                      Bank, Eau Claire, Wisconsin

Melvin S. Cohen           84          Chairman Emeritus                      1949       2003
                                      of the Board of the
                                      Company

Maryjo Cohen              49          Chair of the Board, President          1988       2003
                                      and Chief Executive
                                      Officer of the Company(1)

Richard N. Cardozo        66          Professor, Carlson School              1998       2004
                                      of Management, University
                                      of Minnesota

Patrick J. Quinn          52          Chairman and President,                2001       2004
                                      Ayres Associates; prior to
                                      April 28, 2000, Executive
                                      Vice President

-------------------
*Nominee
(1)  Ms. Cohen is the daughter of Mr. Cohen.

     The Company has an Audit Committee but does not have a nominating or compensation committee. The Audit Committee consists of Messrs. O'Meara, Cardozo, and Quinn. During 2001, the Audit Committee held two meetings. On May 17, 2000, the Audit Committee Charter was approved by the Board of Directors, a copy of which was included in the proxy statement for the 2001 Annual Meeting of Stockholders. During 2001 there were three Board of Directors meetings. Each Director attended all of the meetings of the Board of Directors and all meetings of committees on which that director served. Directors of the Company, other than those who are also executive officers, currently receive $1,000 for each Board meeting and $275 for each Audit Committee meeting attended. Executive officers are not compensated for services as Board members.

AUDIT COMMITTEE REPORT

     Members of the Audit Committee are independent and the Board of Directors has determined that no member has a relationship to the company that may interfere with the exercise of their independence from management of the Company. The principal function of the Audit Committee is to review the annual financial statements of the Company prior to their submission to the Board of Directors. The Audit Committee also has authority to consider such other matters in relation to the internal and external audit of the Company's accounts and in relation to its financial affairs as the Committee may determine to be desirable and related responsibilities as set forth in the Audit Committee Charter. Committee members have conducted an open and comprehensive dialogue with the Company's auditors regarding the 2001 year-end audited financial statements and have reviewed and discussed those statements with management.

     The Audit Committee members reviewed and ratified the nature and the extent of the services to be provided by Grant Thornton LLP, including services rendered in 2001, the costs and fees for such services, and the effect of such fee arrangements on the independence of the auditors. The Committee has also discussed with the auditors matters related to SAS 61 and SAS 90, received written disclosures from the auditors required by ISB Standard No. 1, and discussed with the auditors their independence. As a consequence of its evaluation and review, the Committee has recommended to the full Board that the audited financial statements be included in the Company's annual report on Form 10-K for the 2001 calendar year based upon the aforementioned review and discussion.

     Submitted by members of the Audit Committee:

         Michael J. O'Meara     Richard N. Cardozo      Patrick J. Quinn

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning annual compensation paid by the Company to the Company's chief executive officer and each of the four highest paid executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                         ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR                 SALARY           BONUS    COMPENSATION(1)
---------------------------             ----                 ------           -----    ---------------
Melvin S. Cohen                         2001              $ 107,200         $  23,525        -0-
Chairman Emeritus of                    2000                107,200            23,525        -0-
the Board                               1999                107,200            23,525        -0-

Maryjo Cohen                            2001              $  64,000         $ 216,000    $ 3,400
Chair of the Board, President, Chief    2000                 64,000           216,000      3,400
Executive Officer and Director          1999                 64,000           206,000      3,200

James F. Bartl                          2001              $  44,600         $ 197,400    $ 3,400
Executive Vice President, Secretary,    2000                 44,600           190,400      3,400
Resident Counsel and Director           1999                 44,600           180,400      3,200

Donald E. Hoeschen                      2001              $  41,370         $ 136,500    $   -0-
Vice President-Sales                    2000                 41,370           131,500      3,307
                                        1999                 41,370           124,000      3,157

Richard F. Anderl                       2001              $  45,000         $ 92,500     $ 2,700
Vice President-Engineering              2000                 45,000           90,000       2,600
                                        1999                 45,000           85,000       2,500

-----------------

(1) The amounts shown in this column are matching contributions made by the Company for executive officers participation in its 401(k) Plan.

                  AGGREGATE OPTION EXERCISE IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                             OPTIONS AT              IN-THE-MONEY OPTIONS
                           SHARES                          FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($)
                         ACQUIRED ON     VALUE        -------------------------   -------------------------
NAME                     EXERCISE (#)  REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                     ------------  ------------   -------------------------   -------------------------
Donald E. Hoeschen           -0-         -0-                 250 / 1,250                   (1)

(1) The outstanding options at year-end were not "in the money."

PENSION PLAN

     The Company maintains a qualified defined benefit pension plan (the "Plan") in which executive officers of the Company (other than Mr. Cohen) participate. Upon retirement, participants may elect one of the Plan's payment options, including an annuity or lump sum distribution, both of which are based upon length of service and remuneration. A participant's remuneration covered by the Plan is his or her average compensation for the highest five consecutive calendar years of service, or in the case of a participant who has been employed for less than five full calendar years, the average is based upon the number of completed years of employment with the Company. It is estimated that the executive officers listed above (excluding Mr. Cohen, who received a lump sum pension distribution in 1988) will receive at their normal retirement date (age
65) a maximum annual benefit of $30,000, applicable to participants with 35 years of service and "Plan" remuneration of $83,325.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described below in the report on executive compensation, members of the Board of Directors determine the compensation of the executive officers of the Company. This includes the compensation of those executive officers who also serve as directors, namely, Melvin S. Cohen, former Chairman of the Board, Maryjo Cohen, Chair of the Board, President, and Chief Executive Officer, and James F. Bartl, Executive Vice President, Secretary and Resident Counsel. The Company's Chief Executive Officer and other executive officers who also serve on the Board of Directors do not participate in any decisions regarding their own compensation.

     Executive officers of the Company, including Ms. Cohen and Mr. Bartl, also serve as directors and executive officers of the Company's subsidiaries.

BOARD REPORT ON EXECUTIVE COMPENSATION

    Decisions on executive compensation are made by the Board of Directors. There is no separate compensation committee. Salaries and bonus compensation are reviewed annually at or near the end of the Company's fiscal year.

    Historically the Company has maintained salaries at a level that is considered to be below salaries for executives of comparable companies. This provides a more conservative approach to base compensation if the Company experiences significant adverse operating results that the Board of Directors believes should result in a reduction in total compensation. Salaries historically have been supplemented by amounts characterized as bonus compensation, which is paid in cash as described in the above table. The Board considers, however, salaries and bonuses together to determine if total compensation, irrespective of how characterized, is reasonably related to the services provided.

    The Company has not relied upon stock incentives as a principal part of its compensation program for its executives. However, the Company has made available stock purchase arrangements for executive officers. The last such arrangement for any of the executive officers named in the foregoing table was in 1997.

    The Board believes that the total salary and bonus compensation paid to its executives is appropriate in relationship to the size and nature of the Company's business, total compensation of other executives of similar businesses, the longevity of such officers' service with the Company, the limited number of senior executives employed by the Company and the results that have been achieved by its management group (bonuses are not based upon a percentage or other formula utilizing revenues, income or other financial data as predicates). No compensation or other consultant has been retained by the Board to evaluate executive compensation. The Board does consider, however, data generally made available on executive compensation by such organizations.

    The Company has utilized the salary and discretionary bonus approach described above for more than 25 years and no change in this compensation approach is currently being considered. Because of their substantial stock ownership, the interests of Ms. Cohen, the Company's senior officer, and Mr. Cohen, Chairman Emeritus, are substantially related to the interests of all stockholders. Mr. Bartl also has material stock interests in relation to his compensation level. Further, stock-based compensation is not deemed by the Board to be necessary or appropriate.

     The basis for the compensation of Ms. Cohen as Chair of the Board, President and Chief Executive Officer is determined in the same manner as the compensation for the other executive officers. The Board considered, in establishing Ms. Cohen's compensation, her demonstrated competence over many years, the scope of responsibilities assumed and her expertise in a variety of significant niches within the business. No specific weight was assigned to any of these factors and, as in the case of other executives, no formula is utilized for determining bonus compensation.

     In 1993, Section 162(m) of the Internal Revenue Code was adopted which, beginning in 1994, imposes an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly held companies. The Board of Directors does not believe that the Section 162(m) limitation will materially affect the Company in the near future based on the level of the compensation of the executive officers. If the limitation would otherwise apply, the Board of Directors could defer payment of a portion of the bonus to remain under the $1.0 million annual deduction limitation.

     Submitted by the Company's Board of Directors:

          Melvin S. Cohen         James F. Bartl             Richard N. Cardozo
          Maryjo Cohen            Michael J. O'Meara         Patrick J. Quinn

PERFORMANCE GRAPH

     The performance graph below compares cumulative five-year shareholder returns on an indexed basis with the Standard and Poor's 500 Composite Index (the "S&P 500 Index") and a Peer Group comprised of small appliance industry competitors (the "Peer Group"). The companies comprising the Peer Group are set forth at the bottom of this page.

             FIVE-YEAR TOTAL RETURN COMPARISON OF NATIONAL PRESTO,
                         S&P 500 INDEX, AND PEER GROUP

                                  [LINE GRAPH]

                                      --------------------------------------------------------------
                                                                 DECEMBER 31,
                                      --------------------------------------------------------------
                                             1996      1997      1998     1999      2000    2001
----------------------------------------------------------------------------------------------------
National Presto Industries, Inc.             100.0     111.6     126.3    111.0     102.3    98.6
----------------------------------------------------------------------------------------------------
S&P 500 Index                                100.0     133.5     172.2    208.5     190.0   167.6
----------------------------------------------------------------------------------------------------
Peer Group                                   100.0     139.6     110.4    167.6      92.8   103.6
----------------------------------------------------------------------------------------------------

Assumes $100 invested on December 31, 1996, in National Presto Industries, Inc. common stock, the S&P 500 Index, and the Peer Group. Total return assumes reinvestment of dividends.

PEER GROUP COMPANIES: National Presto Industries, Inc., Salton, Inc., and Applica, Inc. Prior to this year, the Peer Group Companies included Sunbeam Corporation, whose stock is no longer publicly traded.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Grant Thornton LLP, Certified Public Accountants, were the independent accountants for the Company during the year ended December 31, 2001, and have been selected by the Audit Committee to be independent accountants for the Company during the fiscal year ending December 31, 2002. The Audit Committee meets with representatives of Grant Thornton LLP to review their comments and plans for future audits. It is not anticipated that any representative of such auditing firm will be present at the Annual Meeting of Stockholders.

AUDIT FEES

     During the past fiscal year, the Company incurred fees of $110,000 from Grant Thornton LLP for the audit of the December 31, 2001 financial statements and quarterly reviews.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Grant Thornton LLP did not provide any financial information systems design and implementation services for the Company during the year ended December 31, 2001.

ALL OTHER FEES

     The Company incurred fees of $17,000 from Grant Thornton LLP during the past fiscal year for non-audit services, which included audits of employee benefit plans, assistance with tax returns, tax consulting, plant closing matters and assistance with acquisition related issues.

                                 OTHER MATTERS

     The cost of preparing, assembling and mailing this proxy statement, the notice and form of proxy will be borne by the Company. The management has made no arrangement to solicit proxies for the meeting other than by use of mail, except that some solicitation may be made by telephone, facsimile, email, or personal calls by officers or regular employees of the Company. The Company will, upon request, reimburse brokers and other persons holding shares for the benefit of others in accordance with the rates approved by the New York Stock Exchange for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of the Company's stock to give proxies.

     The Board of Directors knows of no other matters to be brought before this Annual Meeting. If other matters should come before the meeting, however, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgement on such matters.

     NATIONAL PRESTO INDUSTRIES, INC., FORM 10-K ANNUAL REPORT, ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO JAMES F. BARTL, SECRETARY, NATIONAL PRESTO INDUSTRIES, INC., 3925 NORTH HASTINGS WAY, EAU CLAIRE, WISCONSIN 54703. COPIES OF EXHIBITS TO FORM 10-K MAY BE OBTAINED UPON PAYMENT TO THE COMPANY OF THE REASONABLE EXPENSE INCURRED IN PROVIDING SUCH EXHIBITS.

                              SHAREHOLDER PROPOSALS

     Any proposal intended to be presented for action at the 2003 Annual Meeting of Stockholders of the Company (the "2003 Annual Meeting") by any stockholder of the Company must be received by the Secretary of the Company at 3925 North Hastings Way, Eau Claire, Wisconsin 54703, not later than December 6, 2002, in order for such proposal to be included in the Company's proxy statement and proxy relating to the 2003 Annual Meeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2003 Annual Meeting any stockholder proposal which does not meet all of the requirements for such inclusion at the time in effect.

     Pursuant to Rules 14a-4 and 14a-5(e) of the Securities and Exchange Commission, as amended, which govern the use by the Company of its discretionary voting authority with respect to certain shareholder proposals, should the Company receive notice after February 19, 2003, of any such stockholder proposal which will be circulated independent of the Company's proxy statement, the persons named in proxies solicited by the Board of Directors of the Company for its 2003 Annual Meeting may exercise discretionary voting power with respect to any such proposal.

                                         BY ORDER OF THE BOARD OF DIRECTORS
                                         James F. Bartl, Secretary












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     NATIONAL PRESTO INDUSTRIES, INC.
                                                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              PROXY                         The undersigned hereby appoints Melvin S. Cohen and Maryjo Cohen,
[ ]      Eau Claire, Wisconsin 54705        and each of them jointly and severally as proxies, with the power
          Telephone (715) 839-2119          to appoint substitutes, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of
     --------------------------------       National Presto Industries, Inc., held of record by the undersigned on March 13, 2002, at the Annual Meeting of Stockholders to be held on May 21, 2002, and any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH NOMINEES.

1.  ELECTION OF DIRECTORS          FOR both nominees listed below                      WITHHOLD authority to vote
                                   (except as marked to the contrary below) [ ]        for both nominees listed below [ ]


                                  James F. Bartl                                 Michael J. O'Meara
(INSTRUCTIONS:  To vote against any individual nominee write that nominee's name in the space provided below.)


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2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




                                                                           (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" BOTH NOMINEES
SPECIFIED IN ITEM 1.

                                                  Please sign exactly as name appears below.
                                                  When shares are held by joint tenants, both should sign.
                                                  When signing as attorney, executor, administrator,
                                                  trustee or guardian, please give full title as such. If a
                                                  corporation, please sign in full corporate name by
                                                  President or other authorized officer. If a partnership,
                                                  please sign in partnership name by authorized person.

                                                  DATED ________________________________________, 2002


                                                  ________________________________________________________
                                                  Signature


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY      ________________________________________________________
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.        Signature if held jointly
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